UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

NOTABLE LABS, LTD.

(Exact name of registrant as specified in charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Hatch Drive
Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 851-2410

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.35 each	NTBL	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Shareholders of Notable Labs, Ltd. (the “Company”) held on March 22, 2024, a quorum being present, the shareholders of the Company:

(i)	approved the Company’s Employee Share Ownership and Option Plan (2024);
(ii)	approved the amendment of the compensation terms and agreement of Thomas A. Bock, the Company’s Chief Executive Officer;
(iii)	approved the appointment of WithumSmith+Brown, PC, as the Company’s independent registered public accounting firm for the year ended December 31, 2023; and
(iv)	approved a compensation policy for the Directors and Officers of the Company.

1. The votes cast by shareholders with respect to the approval of the Company’s Employee Share Ownership and Option Plan (2024), were as follows:

Votes “For”	Votes “Against”	Abstentions

3,912,853	83,558	15,798

There were no broker non-votes with respect to this proposal.

2. The votes cast by shareholders with respect to the approval of the amendment of the compensation terms and agreement of Thomas A. Bock, the Company’s Chief Executive Officer, were as follows:

Votes “For”	Votes “Against”	Abstentions

3,904,346	91,003	16,861

There were no broker non-votes with respect to this proposal.

3. The votes cast by shareholders with respect to approval of the appointment of WithumSmith+Brown, PC, as the Company’s independent registered public accounting firm for the year ended December 31, 2023, were as follows:

Votes “For”	Votes “Against”	Abstentions

3,996,504	14,337	1,368

There were no broker non-votes with respect to this proposal.

4. The votes cast by shareholders with respect to the approval of a compensation policy for the Directors and Officers of the Company, were as follows:

Votes “For”	Votes “Against”	Abstentions

3,878,055	114,978	19,176

There were no broker non-votes with respect to this proposal.

The affirmative votes cast with respect to Items 1, 2 and 4 above also included a majority of the shares held by non-controlling shareholders or shareholders without a personal interest in the proposal voted at the meeting, excluding abstentions, as required under the Israeli Companies Law, 5759-1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTABLE LABS, LTD.

Date:	March 25, 2024	By:	/s/ Thomas A. Bock
		Name:	Thomas A. Bock
		Title:	Chief Executive Officer